UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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U.S. Bancorp
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 17, 2018. U.S. BANCORP For information on how to obtain directions to be able to You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of U.S. BANCORP INVESTOR RELATIONS 800 NICOLLET MALL BC-MN-H23K MINNEAPOLIS, MN 55402-7014 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E36939-P02314-Z71767 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:February 20, 2018 Date: April 17, 2018Time: 11:00 AM Location: Hyatt Regency Albuquerque Grand Pavilion 330 Tijeras NW Albuquerque, NM 87102 attend the annual meeting and vote in person, please call Investor Relations at (866) 775-9668.

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E36940-P02314-Z71767 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 3, 2018 to facilitate timely delivery.

The Board of Directors recommends a vote "FOR" each of the following nominees: 1 - Election of Directors: 1a. Warner L. Baxter The Board of Directors recommends a vote "FOR" the following proposals: 2 - The ratification of the selection of Ernst & Young LLP as our independent auditor for the 2018 fiscal year. 3 - An advisory vote to approve the compensation of our executives disclosed in the proxy statement. 1b. Marc N. Casper 1c. Andrew Cecere 1d. Arthur D. Collins, Jr. 1e. Kimberly J. Harris 1f. Roland A. Hernandez 1g. Doreen Woo Ho 1h. Olivia F. Kirtley 1i. Karen S. Lynch 1j. Richard P. McKenney 1k. David B. O’Maley 1l. O’dell M. Owens, M.D., M.P.H. 1m. Craig D. Schnuck 1n. Scott W. Wine E36941-P02314-Z71767 Voting Items

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